SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            Form 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 7, 2000



Commission    Registrant; State of Incorporation;      IRS Employer
File Number       Address; and Telephone Number      Identification No.
-----------   -----------------------------------        ------------------

1-11375       UNICOM CORPORATION                        36-3961038
         (an Illinois corporation)
         37th Floor, 10 South Dearborn Street
         Post Office Box A-3005
         Chicago, Illinois 60690-3005
         312/394-7399


1-1839        COMMONWEALTH EDISON COMPANY               36-0938600
         (an Illinois corporation)
         37th Floor, 10 South Dearborn Street
         Post Office Box 767
         Chicago, Illinois 60690-0767
         312/394-4321


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Item 5.  Other Events

Unicom Corporation and PECO Energy Company issued a press release today announcing their agreement to accelerate the repurchase of stock and to adjust shareholder consideration under their Agreement and Plan of Exchange and Merger, dated as of September
22, 1999. The press release is attached as Exhibit 99 and incorporated herein by reference.

                           SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                  UNICOM CORPORATION
                                          (Registrant)


Date: January 7, 2000        By:        Ruth Ann M. Gillis
                                    ------------------------
                                        Ruth Ann M. Gillis
                                       Senior Vice President





                                   COMMONWEALTH EDISON COMPANY
                                          (Registrant)


Date: January 7, 2000         By:       Ruth Ann M. Gillis
                                    -------------------------
                                        Ruth Ann M. Gillis
                                      Senior Vice President



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         Exhibit Index

Exhibit
Number        Description of Exhibit

1.    None

2.    None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99.  Press release dated January 7, 2000